                                                                   Exhibit 10.34


                                SECOND AMENDMENT

                                       TO

                              AIRPORT USE AGREEMENT


                                      AMONG

                                 CITY OF PHOENIX

                                       AND

                      THE INDUSTRIAL DEVELOPMENT AUTHORITY
                                     OF THE
                            CITY OF PHOENIX, ARIZONA

                                       AND

                           AMERICA WEST AIRLINES, INC.


                           DATED AS OF AUGUST 25, 1994


The rights, title and interests of The Industrial Development Authority of the City of Phoenix, Arizona in this Second Amendment to Airport Use Agreement (except for certain Unassigned Rights) have been assigned to First Bank National Association, St. Paul, Minnesota, as trustee under a Restated and Amended Trust Indenture dated as of August 25, 1994
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                                SECOND AMENDMENT
                                       TO
                              AIRPORT USE AGREEMENT


     This Second Amendment to Airport Use Agreement (the "Second Amendment"), dated as of August 25, 1994, is entered into by and among the City of Phoenix, Arizona, a municipal corporation (the "City"), The Industrial Development Authority of the City of Phoenix, Arizona (the "Authority") and America West Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware and authorized to do business in the State of Arizona (the "Company");

                              W I T N E S S E T H:

     WHEREAS, the City is the owner and operator of Sky Harbor International Airport ("Airport") located in Phoenix, Arizona and has the power and authority to grant certain rights and privileges in connection with the Airport; and

     WHEREAS, the Company is a corporation primarily engaged in the business of providing Air Transportation for persons, property, cargo, and mail which has its principal location at the Airport; and

     WHEREAS, the Authority has entered into an Airport Use Agreement dated as of July 1, 1989 (the "Original Agreement") with the City and the Company, providing for the acquisition, construction, installation, maintenance and operation by the Authority of certain improvements (the "Original Improvements") to Terminal 4 at Sky Harbor International Airport located in the City and for the use of the Original Improvements by the Company and providing for the terms and conditions of the payments due under the Original Agreement; and

     WHEREAS, the Authority issued and sold on July 20, 1989 its Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1989 (the "Series 1989 Bonds") for the purpose of financing the costs of the acquisition, construction and installation of the Original Improvements; and

     WHEREAS, the Authority has entered into a First Amendment to Airport Use Agreement dated as of August 1, 1990 (the "First Amendment" and with the Original Agreement, the "Amended Agreement") with the City and the Company providing for the financing for and the construction and installation by the authority of certain additional improvements (the "Enhanced Improvements" and with the Original Improvements, the "Improvements") to Terminal 4 at Sky Harbor International Airport located in the City and for the use of the Enhanced Improvements by the Company and providing for the terms and conditions of the payments due under the Amended Agreement; and

     WHEREAS, the Authority issued and sold on September 6, 1990 its Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1990 (the "Series 1990 Bonds" and with the Series 1989 Bonds, the "Prior Bonds") for the purpose of financing the costs of the acquisition, construction and installation of the Enhanced Improvements; and

     WHEREAS, on June 27, 1991 the Company filed its voluntary petition under Chapter 11 of the Bankruptcy Code; and

     WHEREAS, pursuant to an Order Granting Motion for Authority to Compromise Controversies with GE Entities dated October 8, 1993, certain obligations of the Company under the Amended Agreement were amended in accordance with that Stipulation to Settle Adversary Proceedings and Contested Matters among the Company, the Trustee and GE Capital Public Finance, Inc. and various related entities (collectively, "GE") dated September 10, 1993 (as subsequently amended, the "Stipulation"); and
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     WHEREAS, the Company desires that the Authority reissue certain of the
Prior Bonds in the form of refunding bonds (the "Bonds") so as to implement the provisions of the Stipulation on or about the effective date of the Plan (as defined in the Stipulation) with the holder of the Prior Bonds redeeming the remainder of the Prior Bonds contemporaneously with said reissuance in exchange for other consideration provided by the Company in accordance with the Plan; and

     WHEREAS, the Authority is authorized by the Act to issue revenue bonds for the purpose of refunding the Prior Bonds, which refunding shall be effected by an exchange of the Bonds for those of the Prior Bonds not otherwise redeemed, after which exchange and redemption the Prior Bonds shall no longer be outstanding (except for purposes of the Stipulation); and

     WHEREAS, subject to the terms and conditions set forth below, the Authority is willing to issue the Bonds in an aggregate amount not to exceed $22,500,000.00 for the purpose of reissuing, refunding and exchanging an equal amount of the Prior Bonds; and

     WHEREAS, by this Second Amendment, the parties hereto desire to provide for certain amendments to the Amended Agreement, as permitted by Section 10.4 thereof and Section 12.07 of the Indenture;

     NOW, THEREFORE, in consideration of the mutual covenants and considerations herein contained, the City, the Authority and the Company agree as follows:

     1. All of the terms defined in the Amended Agreement shall have the same meanings herein, except as otherwise provided herein or unless the context otherwise so indicates, and upon the execution and delivery of this Second Amendment, the term "Agreement" as used in the Amended Agreement and this Second Amendment shall include and incorporate this Second Amendment.

     2. Section 1.1 of the Amended Agreement, encaptioned Definitions, is hereby amended in part by substitution of the lettered definitions set forth below for those definitions bearing the same letter designation in the Amended Agreement:

          H. "Arbitrage Certificate" means the Tax Exemption Certificate and Agreement among the Authority, the Company and the Trustee, and the Certificate Re: Refunding Bonds and Use of Proceeds of Series 1989 Bonds and Series 1990 Bonds from the Company and the Authority to Bond Counsel, both dated as of the Closing Date.

          I. "Authority" means The Industrial Development Authority of the City of Phoenix, Arizona, a nonprofit corporation designated a political subdivision of the State incorporated with the approval of the City, pursuant to the provisions of the Constitution of the State of Arizona and Title 35, Chapter 5, Arizona Revised Statutes, enacted by Chapter 204,
     Section 2, Laws of Arizona of 1968 as amended and supplemented, or any public body or corporation succeeding to its rights and obligations under this Agreement.

          M. "Bonds" means the Series 1994A Bonds and the Series 1994B Bonds.

          O. "Closing Date" means July 20, 1989 as to the Series 1989 Bonds, September 6, 1990 as to the Series 1990 Bonds, and as to the Bonds, the date upon which there is an exchange of the Bonds for certain of the Prior Bonds.

          R. "Completion Date" means June 14, 1991 as to the Series 1989 Bonds and as to the Series 1990 Bonds.


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          S. [Intentionally left blank.]

          AD. "Indenture" means the Trust Indenture relating to the Series 1989 Bonds, dated as of July 1, 1989, between the Authority and First Interstate Bank of Arizona, N.A., as supplemented by the First Supplement to Trust Indenture relating to the Series 1990 Bonds dated as of August 1, 1990, and as amended, supplemented and restated by the Restated and Amended Trust Indenture dated as of August 25, 1994 between the Authority and the Trustee, and as such Trust Indenture may be further amended and supplemented from time to time in accordance with its terms.

          AG. [Intentionally left blank.]

          AM. [Intentionally left blank.]

          AN. [Intentionally left blank.]

          AX. "Series 1989 Bonds" means the Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1989, issued by the Authority in the amount of $34,589,000 on July 20, 1989, pursuant to the Indenture.

          AY. "Series 1990 Bonds" means the Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1990, issued by the Authority in the amount of $9,800,000 on their Closing Date pursuant to the Indenture.

     3. Section 1.1 of the Amended Agreement, encaptioned Definitions, is hereby amended in part by the addition of the following definitions:

          AZ. "Effective Date" means August 25, 1994.

          BA. "Prior Bonds" means the Series 1989 Bonds and the Series 1990
     Bonds.

          BB. "Series 1994A Bonds" means the Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1994A, issued by the Authority in the amount of $17,127,659.78.

          BE. "Series 1994B Bonds" means the Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1994B Bonds issued by the Authority in the amount of $4,736,842.02.

     4. Subsection A of Section 2.3 of the Amended Agreement, encaptioned Term, is hereby amended to read as follows:

          A. The term of this Master Use Agreement shall be seventeen (17) years subject to prior termination as provided herein.

     5. Section 2.5 of the Amended Agreement is hereby amended to read as follows:

     SECTION 2.5 Refinancing of Improvements.

          City acknowledges and hereby consents to (1) the issuance of the Bonds by the Authority to refinance the purchase, construction and installation of the Improvements, (2) the security interest, and assignment of rights, title and interests, in this Agreement and each of the Improvements granted by Authority in favor of the Trustee and the perfection of the same by filing and recording all financing statements required under Arizona law, and (3) the


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     authorization of the Trustee to take all actions and do all things permitted or required under this Agreement and any future Use Agreement permitted hereunder.

     6. Subsection A of Section 2.6 of the Amended Agreement, encaptioned Ownership of Improvements, is hereby amended to read as follows:

          A. Subject to the rights of the Trustee pursuant to the Security Agreement including without limitation the right to remove the Improvements that are subject to this Master Use Agreement, Authority grants to City, and the City hereby agrees to accept, all rights, title and interests in each of the Improvements, effective, without further action required, upon the earlier of (1) the payment in full of the Bonds or (2) a term, commencing upon the Completion Date, which is the lesser of (a) eighty percent (80%) of the reasonably expected economic life of the specific Improvements as shown in Exhibit "A" or (b) seventeen (17) years; provided, however, that the grant of the Authority to the City and the acceptance of the City of all rights, title and interests in the Improvements described as Other Tenant Improvements on Exhibit "A" hereto shall be effective upon the Completion Date. Upon any such transfer to the City by the Authority, the transferred Improvements shall no longer be subject to this Master Use Agreement, any other Article or Section of this Agreement or any Use Agreement and may be used by the Company, any other Air Transportation company or any other User together with the Gates in accordance with the City's Rates and Charges Program described in Section 2.4 hereof.

     7. Section 3 of the First Amendment is deleted in its entirety.

     8. Representations of the Authority as to the New Bonds.

     The Authority makes the following representations to the City and the Company as the basis for its covenants herein:

          A. The Authority is duly organized pursuant to the Act as a nonprofit corporation under the laws of the State and is designated by the Act as a political subdivision of the State.

          B. To the extent within its reasonable control, the Authority will not knowingly engage in any activity which might result in the income of the Authority to be received hereunder becoming taxable to it or interest on the Bonds becoming includable in the gross income of the Holders under Federal income tax laws.

          C. Under the provisions of the Act, the Authority is authorized to enter into the transactions contemplated by this Second Amendment and the Indenture and to carry out its obligations hereunder and thereunder.

          D. The Authority has duly authorized the execution and delivery of this Second Amendment and the Indenture.

          E. To refinance the Costs of the Improvements, and in anticipation of the collection of the Revenues to be received hereunder, the Authority has duly authorized the Series 1994A Bonds in the aggregate principal amount not to exceed $17,500,000 and the Series 1994B Bonds in the aggregate principal amount not to exceed $5,000,000 to be issued upon the terms set forth in the Indenture, under the provisions of which certain of the Authority's rights, title and interests in, to and under this Agreement and the Revenues hereunder are pledged as security for the payment of the principal of, premium, if any, and interest on the Bonds.

          F. The Authority has not pledged and will not pledge or grant (except as provided in the Indenture) any security interest in, or assign any


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
of its rights under, this Agreement, or the Revenues or income to be derived by the Authority hereunder for any purpose other than to secure the Bonds.

          G. The Authority has and will have title to the Improvements sufficient to carry out the purposes of this Agreement, and such title shall be in and remain in the Authority, except as permitted by Sections 2.5 and 2.6 of the Original Agreement.

     9. Representations of the Company as to the Bonds.

     The Company makes the following representations to the Authority and the City as the basis for its undertakings herein contained:

          A. The Company has been incorporated and is validly existing as a corporation under the laws of the State of Delaware, is in good standing in the State of Delaware, is duly qualified to do business in and is in good standing in the State, has the corporate power and authority to own its properties and assets and to carry on its business as now conducted and as contemplated to be conducted as described in the Agreement and the Indenture, and has the corporate power to enter into and has duly authorized, by all requisite corporate action, the execution and delivery of this Second Amendment and all other documents contemplated hereby to be executed by the Company.

          B. Neither the execution and delivery of this Second Amendment or any other document in connection with the financing of the Improvements, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof and thereof, results or will result in a material breach of or conflict with any of the terms, conditions or provisions of the Company's Certificate of Incorporation, Bylaws, or any statute or order of any court or regulatory agency or of any material agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a material default (with due notice or the passage of time or both) under any of the foregoing, or results in the creation or imposition of any prohibited lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement to which the Company is now a party or by which it is bound.

          C. The Company is not in default with respect to any order or decree of any court or any order, regulation or decree of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its operation or its properties. The Company is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

          D. Neither the Company nor any "related person" (as defined in Section 147(a)(2) of the Code) is, or will be, a party to any arrangement, formal or informal, pursuant to which it has or will purchase any of the Bonds.

          E. The information used in preparing the certification pursuant to
Section 148 of the Code and information statement pursuant to Section 149(e) of the Code, will be accurate and complete as of the date of the issuance of the Bonds.

          F. No portion of the Bonds shall be federally guaranteed within the meaning of Section 149(b) of the Code.

          G. The Improvements consist of those facilities and that equipment described in Exhibit "A" to the Original Agreement and those facilities and that equipment described in Exhibit "A" to the Amended Agreement and the Company shall make no changes to the Improvements or to the operation thereof which would affect the qualification of the Improvements under the Act or impair the exclusion of the interest on the Bonds from the gross income of the Holders thereof for federal income tax purposes. The Company intends to


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
utilize the Improvements as part of its Air Transportation facilities at the Airport during the term of the Bonds.

          H. The average reasonably expected economic life of the Improvements is at least ten years; the average maturity of the Bonds is not more than 120% of such economic life.

          I. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the best knowledge of the Company, threatened against or affecting the Company or any of its properties or rights, which, if adversely determined, would materially and adversely impair its right to carry on business substantially as now conducted or as now contemplated to be conducted, or would materially and adversely affect its financial condition, assets, properties or operations, and the Company is not in default with respect to any order or decree of any court or any order, regulation or decree of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its operation or its properties or the completion of the acquisition, construction and equipping of the Improvements. The Company is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

          J. The operation and design of the Improvements in the manner presently contemplated and as described herein will not conflict with any applicable zoning, water or air pollution or other ordinance, order, law or regulation relating to zoning, building, safety or environmental quality, which conflict would materially and adversely affect its operation or the completion of its acquisition, construction and equipping.

          K. The Company has obtained, or will obtain on or before the date required therefor, all necessary certificates, approvals, permits and authorizations with respect to the Improvements from applicable local, state, and federal governmental agencies.

          L. The information used in preparing the certification pursuant to
Section 148 of the Code and information statement pursuant to Section 149(e) of the Code, will be accurate and complete as of the date of the issuance of the Bonds.

          M. To the best knowledge of the Company, there exists no security interest in the Improvements perfected under the laws of any other jurisdiction that is prior to that held by the Trustee pursuant to the Security Agreement.

          N. To the best knowledge of the Company, there exists no security interest in the Improvements created by any person other than the Company or the Authority prior to the acquisition of title and possession thereof by the Company or the Authority.

     10. Section 4.4 of the Amended Agreement, encaptioned Financing Fee, is hereby amended to read as follows:

          The Company agrees to pay as the Financing Fee during the Term of the Bonds an amount which, together with any monies held by the Trustee in the Bond Fund, shall at all times be sufficient to pay all principal of, premium, if any, and interest on the Bonds as such principal, premium, if any, and interest become due, at maturity, upon acceleration, upon optional or mandatory redemption or otherwise, at the dates and in the places and manner required herein. Payments of the Financing Fee shall be made in immediately available funds.

     11. Section 4.5 of the Amended Agreement, encaptioned Semiannual


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
Payments is hereby amended to read as follows:

          Section 4.5 Payments.

          Payment of interest on the Bonds shall be due commencing October 1, 1994 for interest accrued from the Effective Date, and payment of principal on the Bonds shall be due commencing October 1, 1994, both continuing on each Bond Payment Date thereafter, to and including the date that all such unpaid principal of the Bonds shall be paid in full. Payments on the Bonds are to be made to the Trustee in accordance with the schedule set forth on Exhibit E, as amended by this Second Amendment. Payments of the Financing Fee on the Bonds are to be made to the Trustee by the close of business one
     (1) Business Day before each Bond Payment Date and shall, together with any balance then held in the Bond Fund, equal the sum of the principal of and interest due on all Outstanding Bonds on such Bond Payment Date. The Company shall only be required to make payments of the Financing Fee to the extent that monies held in the Bond Fund for the payment of the principal of and interest due on all Outstanding Bonds on the next succeeding Bond Payment Date are not sufficient for such purpose. In the event the Company proposes to make a payment of defaulted interest on the Bonds, the Company shall follow the procedures specified in Section 2.02(b) of the Indenture.

     12. Section 4.6 of the Amended Agreement, encaptioned Restoration of Security Reserve Fund, is deleted and the references in the Agreement to Section
4.6 are deleted.

     13. Section 4.12 of the Amended Agreement, encaptioned Prepayment of Financing Fee, is hereby amended to read as follows:

          A. The Financing Fee with respect to the Prior Bonds not reissued by the Bonds is prepayable in accordance with the Plan.

          B. So long as all amounts which have become due pursuant to this
     Article 4 hereof have been paid and the Company is not in default hereunder, the Company may:

               (1) on any Interest Payment Date pay in advance all or part of the Financing Fee with respect to the Series 1994A Bonds to become due pursuant to Article 4 hereof if the Company (a) gives the Trustee notice of its intent to prepay, (b) deposits with the Trustee an amount equal to the redemption price of the Series 1994A Bonds to be prepaid, and (c) directs the Trustee to apply such amount to the redemption of Series 1994A Bonds in accordance with Section 3.01 of the Indenture; and

               (2) on July 1, 1995 and on any Interest Payment Date thereafter pay in advance all or part of the Financing Fee with respect to the Series 1994B Bonds to become due pursuant to Article 4 hereof if the Company (a) gives the Trustee notice of its intent to prepay, (b) deposits with the Trustee an amount equal to the redemption price of the Series 1994B Bonds to be prepaid (including without limitation any premium due), and (c) directs the Trustee to apply such amount to the redemption of Series 1994B Bonds in accordance with Section 3.01 of the Indenture.

     14. Section 4.15 of the Amended Agreement, encaptioned Relationship of Payments to the Use of Improvements, is hereby amended to read as follows:

          A. All portions of Financing Fee payments representing principal payments on the Series 1994A Bonds shall relate to the use of the Original Improvements in accordance with their


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
     respective reasonably expected economic life (those with the shortest life first, those with the longest life last) as specified on Exhibit "A" to the First Amendment. No such payments shall relate to the use of an Original Improvement after a term, commencing upon the Completion Date, of eighty percent (80%) of the reasonably expected economic life of the specific Original Improvements as shown on Exhibit "A" to the First Amendment.

          B. All portions of Financing Fee payments representing principal payments on the Series 1994B Bonds shall relate to the use of the Enhanced Improvements in accordance with their respective reasonably expected economic life (those with the shortest life first, those with the longest life last) as specified on Exhibit "A" to the First Amendment. No such payments shall relate to the use of an Enhanced Improvement after a term, commencing upon the Completion Date, of eighty percent (80%) of the reasonably expected economic life of the specific Enhanced Improvements as shown on Exhibit "A" to the First Amendment.

     15. Section 6.9 of the Amended Agreement, encaptioned Rebate Payments, is hereby amended by inserting new subsection C as follows:

          C. On each date as determined by Section 6.15(a) of the Indenture and not later than sixty (60) days after the payment in full of all principal and interest on the Bonds, the Company will direct the Trustee to pay to the United States the amounts as calculated in said Section 6.15(a) of the Indenture. Should any further deposits be made to the accounts of the Rebate Fund relating to the Bonds after such payment is made, such further deposit will immediately be paid to the United States of America. Such payments will be by check and mailed to:

                         Internal Revenue Service Center
                         Philadelphia, Pennsylvania  19255

     Each payment shall be accompanied by a Form 8038-T duly executed by an authorized representative of the Issuer.

     16. Section 6.11 of the Amended Agreement, encaptioned Net Worth, is hereby amended to read as follows:

          Section 6.11 Chief Executive Office. The Company will not change its chief executive office to a new jurisdiction outside the State unless:

               (a) The Company shall first have provided written notice to the Trustee; and

               (b) All actions necessary to perfect the security interest granted to the Trustee in the Improvements pursuant to the Security Agreement shall have been taken in the new jurisdiction, to the extent required by such new jurisdiction as a result of such change.

     17. Exhibit "E" is hereby amended to read as attached to this Second Amendment and by this reference is incorporated herein.

     18. Section 1.1 of Exhibit "F" of the Amended Agreement, encaptioned Definitions, is hereby amended in part by substitution of the lettered definition set forth below for those definitions bearing the same letter designation in Exhibit "F" to the Amended Agreement:

          H. "Arbitrage Certificate" means the Tax Exemption


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
     Certificate and Agreement among the Authority, the Original User and the Trustee, the Project Certificate from the Original User and the Authority to Bond Counsel, both dated as of the Closing Date.

          L. "Bonds" means the Series 1994A Bonds and the Series 1994B Bonds.

          AA. "Indenture" means the Trust Indenture, dated as of July 1, 1989, as supplemented by the First Supplement to Trust Indenture dated as of August 1, 1990, as restated and supplemented by the Restated and Amended Trust Indenture dated as of August 25, 1994 between the Authority and the Trustee, as such Trust Indenture may be further amended and supplemented from time to time in accordance with its terms.

          AC. "Original Agreement" means the Airport Use Agreement dated as of July 1, 1989, as amended by the First Amendment to the Airport Use Agreement dated as of August 1, 1990 and by the Second Amendment to the Airport Use Agreement dated as of August 25, 1994, among the City, the Authority and the Original User.

          AJ. [Intentionally left blank.]

          AK. [Intentionally left blank.]

     19. Section 1.1 of Exhibit "F" of the Amended Agreement, encaptioned Definitions, is hereby amended in part by the addition of the following definitions:

          AV. "Bonds" means the Series 1994A Bonds and the Series 1994B Bonds.

          AW. "Effective Date" means August 25, 1994.

          AX. "Prior Bonds" means the Series 1989 Bonds and the Series 1990
     Bonds.

          AY. "Series 1994A Bonds" means the Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1994A, issued by the Authority in the amount of $17,127,659.78.

          AZ. "Series 1994B Bonds" means the Airport Facility Revenue Bonds (America West Airlines, Inc. Project) Series 1994B, issued by the Authority in the amount of $4,736,842.02.

     20. Section 4.4 of Exhibit "F" to the Amended Agreement, encaptioned Financing Fee, is hereby amended to read as follows:

          The Company agrees to pay as the Financing Fee during the Term of the Bonds its Pro Rata Share of an amount which, together with any monies held by the Trustee in the Bond Fund, shall at all times be sufficient to pay all principal of, premium, if any, and interest on the Bonds as such principal, premium, if any, and interest become due, at maturity, upon acceleration, upon optional or mandatory redemption or otherwise at the dates and in the places and manner required herein. Payments of the Financing Fee shall be made in immediately available funds.

     21. Section 4.5 of Exhibit "F" to the Amended Agreement, encaptioned Semiannual Payments, is hereby amended to read as follows:


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
          Section 4.5 Payments.

          Payment of interest on the Bonds shall be due commencing October 1, 1994 for interest accrued from the Effective Date and payment of principal on the Bonds shall be due commencing October 1, 1994, both continuing on each Bond Payment Date, to and including the date that all such unpaid principal of the Bonds shall be paid in full. Payments on the Bonds are to be made to the Trustee in accordance with the schedule set forth on Exhibit "E". Payments of the Financing Fee are to be made to the Trustee by the close of business two (2) Business Days before each Bond Payment Date and shall, together with any balance then held in the Bond Fund, equal the Company's Pro Rata Share of the sum of the principal of and interest due on all Outstanding Bonds on such Bond Payment Date. The Company shall only be required to make payments of the Financing Fee to the extent that monies held in the Bond Fund for the payment of the principal of and interest due on all Outstanding Bonds on the next succeeding Bond Payment Date are not sufficient for such purpose. In the event the Company proposes to make a payment of defaulted interest, the Company shall follow the procedures specified in Section 2.02(b) of the Indenture.

     22. Section 4.6 of Exhibit "F" to the Amended Agreement, encaptioned Restoration of the Security Reserve Fund, is deleted and the references therein to said Section 4.6 are deleted.

     23. Section 4.12 of Exhibit "F" of the Amended Agreement, encaptioned Prepayment of Financing Fee, is hereby amended to read as follows:

          So long as all amounts which have become due pursuant to this Article 4 hereof have been paid and the Company is not in default hereunder, the Company may:

               (1) on any Interest Payment Date pay in advance all or part of the Financing Fee with respect to the Series 1994A Bonds which become due pursuant to Article 4 hereof if the Company (a) gives the Trustee notice of its intent to prepay, (b) deposits with the Trustee an amount equal to the redemption price of the Series 1994A Bonds to be prepaid, and (c) directs the Trustee to apply such amount to the redemption of Series 1994A Bonds in accordance with Section 3.01 of the Indenture; and

               (2) on July 1, 1995 and on any Interest Payment Date thereafter pay in advance all or part of the Financing Fee with respect to the Series 1994B Bonds which become due pursuant to Article 4 hereof if the Company (a) gives the Trustee notice of its intent to prepay, (b) deposits with the Trustee an amount equal to the redemption price of the Series 1994B Bonds to be prepaid (including without limitation any premium due), and (c) directs the Trustee to apply such amount to the redemption of Series 1994B Bonds in accordance with Section 3.01 of the Indenture.

     24. Section 4.15 of Exhibit "F" of the Amended Agreement, encaptioned Relationship of Payments To The Use of Improvements, is hereby amended to read as follows:

          (a) All portions of Financing Fee payments representing principal payments on the Series 1994A Bonds shall relate to the use of the Original Improvements in accordance with their respective reasonably expected economic life (those with the shortest life first, those with the longest life last) as specified on Exhibit "A" hereto. No such payments shall relate to the use of an Original Improvement after a term, commencing upon the Completion Date, of eighty percent (80%) of the reasonably executed economic life of the specific Original Improvements as shown on Exhibit "A" hereto.

          (b) All portions of Financing Fee payments representing principal payments on the Series 1994B Bonds shall relate to the use of the Enhanced Improvements in accordance with their respective reasonably expected economic life (those with the shortest life first, those with the longest life last) as specified on Exhibit "A" hereto. No such payments shall relate to the use of an Enhanced Improvement after a term, commencing upon the Completion Date, of eighty percent (80%) of the reasonably expected economic life of the specific Enhanced Improvement as shown on Exhibit "A" hereto.

     25. Exhibits "B" and "E" to Exhibit "F" of the Amended Agreement are hereby amended to read as attached to this Second Amendment and by this reference are incorporated herein.

     26. All parties acknowledge that this Second Amendment is subject to cancellation pursuant to Section 38-511 of the Arizona Revised Statutes, the provisions of which are incorporated herein. All parties represent, as of the date hereof, that, to the best of their knowledge, no circumstances or conditions exist which would provide a basis for cancellation of this Second Amendment pursuant to Section 38-511 of the Arizona Revised Statutes. The Company covenants not to employ or appoint as an agent, or to retain as a consultant with respect to the subject matter of this Second Amendment, for a period of three (3) years following the execution hereof, any person who was significantly involved in initiating, negotiating, securing, drafting or creating this Second Amendment on behalf of the City or the Authority unless a waiver of the provisions of Section 38-511 of the Arizona Revised Statutes is obtained from the City or the Authority.

     27. This Second Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same Second Amendment, and, in making proof of this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart.

     28. The Company reaffirms for the benefit of the holders of the Bonds its agreements, covenants and representations stated in Article 6 of the Amended Agreement, as amended by this Second Amendment.

     29. The Company hereby represents and agrees that, for purposes of the Stipulation, the Series 1994A Bonds are and shall be deemed to be the Series 1989 Bonds and the Series 1994B Bonds are and shall be deemed to be the Series 1990 Bonds. Neither the City or the Authority has any objection to such representation and agreement by the Company.

     30. Except as expressly amended herein, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the City, the Authority and the Company have caused this Second Amendment to be duly executed in their respective names, all as of the date herein before written.

                                        CITY OF PHOENIX, a municipal corporation



                                        By  /s/ illegible
                                          ______________________________________
                                            Its Aviation Director
                                               _________________________________

ATTEST:


By /s/ illegible
  ___________________________________
         City Clerk

APPROVED AS TO FORM:



By /s/ illegible
  ___________________________________
         City Attorney

                                        THE INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                        THE CITY OF PHOENIX, ARIZONA



                                        By /s/ illegible
                                           _____________________________________
                                                Its President


ATTEST:



By /s/ illegible
  ___________________________________
    Its Treasurer
       ______________________________

                                        AMERICA WEST AIRLINES, INC.



                                        By /s/ illegible
                                          ______________________________________
                                            Its Senior Vice President
                                               _________________________________

                           EXHIBIT "B" TO EXHIBIT "F"

                                 SPECIFIC TERMS


The following are the specific terms of this Agreement:

1.   The Company is: ____________________________________.

2. The Gates at the Terminal to be used by the Company pursuant to the City's Rates and Charges program (as described in Section 2.4 of the Master Use Agreement) are: _____________________________.

3.   The Company's state of incorporation is: _________________.

4. The amount of general liability insurance to be provided by the Company pursuant to Section 6.5A hereof is $_____________.

5. The Gate-based Percentage (the number of Gates specified in No. 2 divided by 28) is: ______________________%.

6. The Company intends only to make use of the following Gate-related Improvements (as specified in Exhibit "A" hereto) as they relate to the Gates specified in paragraph 2 of this Exhibit "B".

                               [List Improvements]

The costs paid from proceeds of the Bonds for the above-listed Gate-related Improvements total $_________ which is equal to ___% (the "Usage Rate") of the original cost of the Project ($29,885,000 of the Series 1989 Bonds and $5,796,000 of the Series 1990 Bonds originally deposited in the Construction Fund, less the amount of Bonds redeemed pursuant to Section 3.02(a) of the Indenture).

In the event the Company wishes to use some of the Improvements that are not Gate-related Improvements, it shall negotiate such usage and payment therefor directly with America West Airlines, Inc.

The Usage-based Percentage is ___% (the Usage Rate times the Gate-based Percentage calculated in paragraph 5 of this Exhibit "B").

7.   The Company's Pro Rata Share is equal to [choose one]

          a. The Gate-based Percentage (if the Company intends to make use of all the Improvements).

          b. The Usage-based Percentage (if the Company intends only to make use of some or all the Gate-related Improvements).

                                   EXHIBIT "E"

                      SCHEDULE OF PAYMENTS DUE ON THE BONDS

                                     Series
                                   1994A BONDS

                                                                         Total
      Due                         Principal           Interest          Payment
      ---                         ---------           --------          -------
      10/1/94               $      372,340.43    $   142,159.58    $   514,500.01
      1/1/95                       372,340.43        347,672.88        720,013.31
      4/1/95                       372,340.43        339,946.81        712,287.24
      7/1/95                       372,340.43        332,220.75        704,561.18
      10/1/95                      372,340.43        324,494.68        696,835.11
      1/1/96                       372,340.43        316,768.62        689,109.05
      4/1/96                       372,340.43        309,042.56        681,382.99
      7/1/96                       372,340.43        301,316.49        673,656.92
      10/1/96                      372,340.43        293,590.43        665,930.86
      1/1/97                       372,340.43        285,864.37        658,204.80
      4/1/97                       372,340.43        278,138.30        650,478.73
      7/1/97                       372,340.43        270,412.24        642,752.67
      10/1/97                      372,340.43        262,686.17        635,026.60
      1/1/98                       372,340.43        254,960.11        627,300.54
      4/1/98                       372,340.43        247,234.05        619,574.48
      7/1/98                       372,340.43        239,507.98        611,848.41
      10/1/98                      372,340.43        231,781.92        604,122.35
      1/1/99                       372,340.43        224,055.85        596,396.28
      4/1/99                       372,340.43        216,329.79        588,670.22
      7/1/99                       372,340.43        208,603.73        580,944.16
      10/1/99                      372,340.43        200,877.66        573,218.09
      1/1/00                       372,340.43        193,151.60        565,492.03
      4/1/00                       372,340.43        185,425.53        557,765.96
      7/1/00                       372,340.43        177,699.47        550,039.90
      10/1/00                      372,340.43        169,973.41        542,313.84
      1/1/01                       372,340.43        162,247.34        534,587.77
      4/1/01                       372,340.43        154,521.28        526,861.71
      7/1/01                       372,340.43        146,795.21        519,135.64
      10/1/01                      372,340.43        139,069.15        511,409.58
      1/1/02                       372,340.43        131,343.09        503,683.52
      4/1/02                       372,340.43        123,617.02        495,957.45
      7/1/02                       372,340.43        115,890.96        488,231.39
      10/1/02                      372,340.43        108,164.89        480,505.32
      1/1/03                       372,340.43        100,438.83        472,779.26
      4/1/03                       372,340.43         92,712.77        465,053.20
      7/1/03                       372,340.43         84,986.70        457,327.13
      10/1/03                      372,340.43         77,260.64        449,601.07
      1/1/04                       372,340.43         69,534.58        441,875.01
      4/1/04                       372,340.43         61,808.51        434,148.94
      7/1/04                       372,340.43         54,082.45        426,422.88
      10/1/04                      372,340.43         46,356.38        418,696.81
      1/1/05                       372,340.43         38,630.32        410,970.75
      4/1/05                       372,340.43         30,904.26        403,244.69
      7/1/05                       372,340.43         23,178.19        395,518.62
      10/1/05                      372,340.43         15,452.13        387,792.56
      1/1/06                       372,340.43          7,726.06        380,066.49
                            -----------------
Total Principal             $   17,127,659.78

                                     Series
                                   1994B BONDS

                                                                 Total
      Due                   Principal         Interest          Payment
      ---                   ---------         --------          -------

      10/1/94         $     263,157.89    $   38,842.10    $   301,999.99
      1/1/95                263.157.89        91,710.52        354,868.41
      4/1/95                263.157.89        86,315.79        349,473.68
      7/1/95                263,157.89        80,921.05        344,078.94
      10/1/95               263,157.89        75,526.31        338,684.20
      1/1/96                263,157.89        70,131.58        333,289.47
      4/1/96                263,157.89        64,736.84        327,894.73
      7/1/96                263,157.89        59,342.10        322,499.99
      10/1/96               263,157.89        53,947.37        317,105.26
      1/1/97                263,157.89        48,552.63        311,710.52
      4/1/97                263,157.89        43,157.89        306,315.78
      7/1/97                263,157.89        37,763.16        300,921.05
      10/1/97               263,157.89        32,368.42        295,526.31
      1/1/98                263,157.89        26,973.68        290,131.57
      4/1/98                263,157.89        21,578.95        284,736.84
      7/1/98                263,157.89        16,184.21        279,342.10
      10/1/98               263,157.89        10,789.47        273,947.36
      1/1/99                263,157.89         5,394.74        268,552.63
                      ----------------
Total Principal       $   4,736,842.02

                           EXHIBIT "E" TO EXHIBIT "F"

                      SCHEDULE OF PAYMENTS DUE ON THE BONDS

                                     Series
                                   1994A BONDS

                                                                      Total
           Due                 Principal           Interest          Payment
           ---                 ---------           --------          -------
           10/1/94       $      372,340.43    $   142,159.58    $   514,500.01
           1/1/95               372,340.43        347,672.88        720,013.31
           4/1/95               372,340.43        339,946.81        712,287.24
           7/1/95               372,340.43        332,220.75        704,561.18
           10/1/95              372,340.43        324,494.68        696,835.11
           1/1/96               372,340.43        316,768.62        689,109.05
           4/1/96               372,340.43        309,042.56        681,382.99
           7/1/96               372,340.43        301,316.49        673,656.92
           10/1/96              372,340.43        293,590.43        665,930.86
           1/1/97               372,340.43        285,864.37        658,204.80
           4/1/97               372,340.43        278,138.30        650,478.73
           7/1/97               372,340.43        270,412.24        642,752.67
           10/1/97              372,340.43        262,686.17        635,026.60
           1/1/98               372,340.43        254,960.11        627,300.54
           4/1/98               372,340.43        247,234.05        619,574.48
           7/1/98               372,340.43        239,507.98        611,848.41
           10/1/98              372,340.43        231,781.92        604,122.35
           1/1/99               372,340.43        224,055.85        596,396.28
           4/1/99               372,340.43        216,329.79        588,670.22
           7/1/99               372,340.43        208,603.73        580,944.16
           10/1/99              372,340.43        200,877.66        573,218.09
           1/1/00               372,340.43        193,151.60        565,492.03
           4/1/00               372,340.43        185,425.53        557,765.96
           7/1/00               372,340.43        177,699.47        550,039.90
           10/1/00              372,340.43        169,973.41        542,313.84
           1/1/01               372,340.43        162,247.34        534,587.77
           4/1/01               372,340.43        154,521.28        526,861.71
           7/1/01               372,340.43        146,795.21        519,135.64
           10/1/01              372,340.43        139,069.15        511,409.58
           1/1/02               372,340.43        131,343.09        503,683.52
           4/1/02               372,340.43        123,617.02        495,957.45
           7/1/02               372,340.43        115,890.96        488,231.39
           10/1/02              372,340.43        108,164.89        480,505.32
           1/1/03               372,340.43        100,438.83        472,779.26
           4/1/03               372,340.43         92,712.77        465,053.20
           7/1/03               372,340.43         84,986.70        457,327.13
           10/1/03              372,340.43         77,260.64        449,601.07
           1/1/04               372,340.43         69,534.58        441,875.01
           4/1/04               372,340.43         61,808.51        434,148.94
           7/1/04               372,340.43         54,082.45        426,422.88
           10/1/04              372,340.43         46,356.38        418,696.81
           1/1/05               372,340.43         38,630.32        410,970.75
           4/1/05               372,340.43         30,904.26        403,244.69
           7/1/05               372,340.43         23,178.19        395,518.62
           10/1/05              372,340.43         15,452.13        387,792.56
           1/1/06               372,340.43          7,726.06        380,066.49
                         -----------------
Total Principal          $   17,127,659.78

                                     Series
                                   1994B BONDS

                                                                    Total
           Due                 Principal         Interest          Payment
           ---                 ---------         --------          -------
           10/1/94       $     263,157.89    $   38,842.10    $   301,999.99
           1/1/95              263.157.89        91,710.52        354,868.41
           4/1/95              263.157.89        86,315.79        349,473.68
           7/1/95              263,157.89        80,921.05        344,078.94
           10/1/95             263,157.89        75,526.31        338,684.20
           1/1/96              263,157.89        70,131.58        333,289.47
           4/1/96              263,157.89        64,736.84        327,894.73
           7/1/96              263,157.89        59,342.10        322,499.99
           10/1/96             263,157.89        53,947.37        317,105.26
           1/1/97              263,157.89        48,552.63        311,710.52
           4/1/97              263,157.89        43,157.89        306,315.78
           7/1/97              263,157.89        37,763.16        300,921.05
           10/1/97             263,157.89        32,368.42        295,526.31
           1/1/98              263,157.89        26,973.68        290,131.57
           4/1/98              263,157.89        21,578.95        284,736.84
           7/1/98              263,157.89        16,184.21        279,342.10
           10/1/98             263,157.89        10,789.47        273,947.36
           1/1/99              263,157.89         5,394.74        268,552.63
                         ----------------
Total Principal          $   4,736,842.02